Robert W. Baird's 42 Annual Industrial Conference November 7, 2012 nd Exhibit 99.1

Forward Looking Statements

This document contains information that may constitute “forward-looking statements.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words “anticipate,” “estimate,” “expect,”
“project,” “intend,” “plan,” “believe,” “target” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the
“Company”) from ITT Corporation, the terms and the effect of the separation, the nature and impact of the separation, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to orders, revenues, operating margins and earnings per share growth, and statements expressing general views about future operating results — are forward-looking statements.
Caution should be taken not to place undue reliance on any such forward-looking statements because they involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements.  The Company undertakes no obligation to publicly update or revise any forward-
looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those set forth in Item 1A of our Annual Report on Form 10-K, and those described from time to time in subsequent reports filed with the Securities and Exchange Commission.

•
Design, Manufacture, & Service Highly Engineered Technologies
•
A True Water Pure Play
•
Diverse End Market & Geographic Mix
•
Leading Brands & Application Expertise
•
Resilient Portfolio & Large Installed Base
•
Unrivaled Global Reach … Serving 150+ Countries
Global Leader in Water
Application Solutions

$3.8B Company Uniquely Positioned in the Attractive Water Industry

Region Highlights
Europe • Large Installed Base
• So. Europe ~8% Tot Revenue
• 2011 Flat Organically
U.S. • Large Installed Base
• 2011 Up Low Single Digits
Emerging
Markets
• Evenly Spread Across Latin
America, Middle East & Africa,
Eastern Europe, Asia Pac
Diversified Geographic Market Mix

Europe 37%
U.S. 36%
Asia Pac 11%
Other 16%
Geographical Mix* Geographical Mix*
Xylem Xylem
Emerging Emerging
Market Revenue Market Revenue
~19% in 2011 ~19% in 2011
*2011 Revenues
…
…
With Large Installed Base & Growing Emerging Market Exposure
With Large Installed Base & Growing Emerging Market Exposure
Emerging Markets Emerging Markets
• BRIC & ROW Focused Growth Strategy
• 40+ Sales Units Spread Globally
• 2 Localized R&D Centers
• 14 Production Facilities
• ’09 -’11 Revenue CAGR +20%
• Proj. Long-Term Revenue Growth 8-10+%

Diversified End Market Mix

…
…
With Strong Long Term Fundamentals & Growth Drivers
With Strong Long Term Fundamentals & Growth Drivers
% of XYL Revenue 40% 36% 13% 9% 3%
Cycle
• Late/Less
Cyclical
• Non-Cyclical • Late Cycle • Early Cycle • Mid Cycle
Fundamentals • Operation Critical • Growing Tariffs • Green Regulation • Energy Efficiency • Growing Demand
• Aftermarket &
Replacement
• Aftermarket &
Replacement
• Strong
Replacement
• Strong
Replacement
XYL ‘12
Organic Growth
• Flat to Up Low
Single Digits
• Flat to Up Low
Single Digits
• Flat to Down Low
Single Digits
• Flat to Down Low
Single Digits
• Up Low Single
Digits
• Depleting Water
Supply
• Tightening
Regulation
• Aging
Infrastructure
• Population
Growth
• Urbanization
• Sustainability
• Energy
Efficiency
Public Utility Commercial Residential Agriculture Industrial
LT Growth Drivers

Highly Attractive Recurring Revenue Profile
• 15% of Xylem revenue
• Strong global presence
• 120+ owned service centers
• 600+ service employees
• Extensive channel partner network
• 9% Revenue CAGR ‘06-’11 despite
economic downturn
• Approximately 22% of Xylem revenue
• Installed base drives replacement sales
• Brand loyalty drives like-for-like
replacement
• Installed base provides opportunity for
upgrades, next generation and services
$M
Note: (1) Based on company estimates.
Aftermarket Provides Stability and Drives Strong Profitable Growth
Aftermarket Parts & Services Revenues
Replacement Equipment (1)
2006 2007 2008 2009 2010 2011
$370
$382
$396
$433
$512
$570
• ~11% revenue growth 2010-2011

Resilient Portfolio & Increasing Profitability
…
…
Proven Track Record, Continued Focus
Proven Track Record, Continued Focus

• Resilient Portfolio … Despite Challenging End Market Conditions
• Management Discipline …Proactive Actions (~$100M of Restructuring & Realignment ‘08-’12)
• Operational Excellence … Driving Productivity Initiatives
• Continued Investment Driving Growth in Core Business
• Key Acquisitions … Transitioning Portfolio to Higher Profitability Levels
(2012E At Mid-Point Guidance)
Incl. Stand-
Alone Costs
12.7%     12.8%
$M, unless otherwise indicated
Operating Margin *
Revenue
2008 2009 2010 2011 2012E
10.8% 10.8%
12.6%
12.8%
13.6%
2008 2009 2010 2011 2012E
3,291
2,849
3,202
3,803
~3.8B
Expansion +290 Bps On Comp Basis
Op Income Up ~$160M … ~45%
Incremental Margin ~31%
Revenue Up ~$510M … +15%
* Excludes the impact of restructuring and stand alone costs for all periods. See Appendix for Non-GAAP Reconciliations

Focused on Free Cash Flow

1
Free Cash Flow = Net cash from operating activities - Capital expenditures
Free Cash Flow   and Conversion ($M)
Strong Free Cash Flow & Solid Balance Sheet to Fund Growth Initiatives
Strong Free Cash Flow & Solid Balance Sheet to Fund Growth Initiatives
Capital Structure & Liquidity Position
September 30, 2012
Cash 424
Debt 1,212
Net Debt 788
Shareholders’ Equity 2,054
Net Capital 2,842
Net Debt to Net Capital 28%
• Strong Cash Flow Conversion
• Balance Sheet Flexibility
• No Significant Debt Maturities Until 2016
• 28% Net Debt to Net Capital
• 1.2x Net Debt/Adj. TTM EBITDA
• $600M Revolving Credit Facility - Unutilized
• Access to Commercial Paper - Unutilized
* See non-GAAP reconciliations.
$341
$308
$301
$388
152%
117%
91%
111%
2008 2009 2010 2011
1
*

Disciplined Capital Deployment

• 2.5% – 3.5% of sales • ~$0.10/share
• In-line with peers
• Up to $300M / year
Capital Deployment Strategy
• Balance of organic & inorganic investment
• Return value to shareholders
• Maintain solid investment grade metrics
• Debt & pension
Organic Growth
World Class Facilities
Cash Return to
Shareholders
Cash to Meet Key
Obligations
Inorganic Investment
to Fuel Growth
Capital Deployment Evaluation
• Fold targeted performance into Operating plans
• Quarterly / Annual investment review
• Ensure targeted returns achieved
Focused on Long Term Shareholder Return
Focused on Long Term Shareholder Return
Cash from
Operations
Capex
Return to
Shareholders
Financial
Obligations
Acquisition
Strategy

Financial Projections

• Market growth of 3-5%...4-6% Xylem targeted growth
• Acquisition strategy adds 1-2 % points of growth
• Emerging markets > 20% of revenues
Xylem is Poised to Achieve its Long-Term Financial Objectives
Xylem is Poised to Achieve its Long-Term Financial Objectives
• Operational & Commercial excellence expand segment margins 50-75 bps per year
– Gross margin > 40%
• Continued cash management discipline to achieve cash conversion of ~100%
• Capital deployment strategy to drive ROIC
2012 FY Guidance
As of Nov. 1, 2012
2015
Target **
Revenues ~$3.8B $4.5B to $5.0B
Operating Margin* 12.7% to 12.9% 14.5% to 15.5%
Free Cash Flow Conversion 95% 100%
Normalized EPS Growth* +4% to +8%
Long-Term Targets
*   See non-GAAP reconciliations.
**  See Xylem October 13, 2011 Investor Day Presentation for further details

Investment
Highlights

•
$3.8B Company Uniquely Positioned in the Attractive Water Industry
•
Resilient Portfolio & Proven Track Record of Increasing Profitability
•
Leading Brands & World-Class Distribution Channels
•
Diversified End & Geographic Markets Mix
•
Attractive Growth Opportunities & Large Installed Base
•
Solid Cash Flow Generation & Disciplined Capital Deployment Strategy
Ability to Deliver Strong & Consistent Financial Performance
Ability to Deliver Strong & Consistent Financial Performance

NYSE: XYL
http://investors.xyleminc.com
Thank you for your interest !
Thank you for your interest !
Phil De Sousa, Investor Relations Officer
(914) 323-5930
Janice Tedesco, Investor Relations Coordinator
(914) 323-5931

Appendix

Water
Infrastructure
Equipment
& Services
End
Users
Uniquely Positioned …

…
…
Global Leader in Attractive Water Industry
Global Leader in Attractive Water Industry
Growth Drivers
• Depleting Water Supply
• Tightening Regulation
• Aging Infrastructure
• Population Growth
• Urbanization
• Sustainability
• Energy Efficiency
$500B
Global Water
Industry
Technology Intensive $30B
• Highly Engineered
• Premium Value
• High Performance
• Knowledge-Based Services
• Differentiated Solutions
• Higher Profitability

FLYGT
WEDECO
godwin
YSI
WTW
AADI
SANITAIRE
LEOPOLD

Bell & Gossett
GOULDS WATER TECHNOLOGY
LOWARA
FLOJET
JABSCO
AC FIRE PUMP

xylem Let's Solve Water

Segment Overview
Market Size: $16B
2011 Revenues:  $2.4B
2011 Op Margin*: 14.9%
Water
Infrastructure
63%
Water Infrastructure Overview
Applied Water
37%
Market Size: $14B
2011 Revenues:  $1.4B
2011 Op Margin*: 12.0%
Customers
Residential & Commercial,
Industrial Facilities, Agriculture
Applied Water Overview
Customers
Public Utilities
Industrial Facilities
Distribution
World-Class Global Direct
Note: (1) Global market share based on company estimates.
Distribution
Primarily through World-Class
Indirect (+70%) Channels

*Excluding separation costs of $16M
*Excluding separation costs of $13M
Revenue by Application
Market
Share
(1)
Transport 73% #1
Treatment 18% #1
Test 9% #2
Revenue by Application
Market
Share
(1)
Bldg. Services 51% #2
Industrial Water 42% #2
Irrigation 7% #3
Unique Position - Only Provider of All Three “T’s”
Large Installed Base
Growth Despite Slow New Construction
(~70%) & Indirect Channels

Xylem Has a Focused Growth Strategy
Organic Growth Organic Growth
Emerging Markets Emerging Markets
Acquisition Strategy Acquisition Strategy
• Replicate leadership positions
• Strong aftermarket opportunities
• Innovative application solutions
Organic & Inorganic Growth Expertise
Organic & Inorganic Growth Expertise
• Established footprint
• Localized innovation centers
• Focused BRIC & ROW Strategy
• Disciplined approach
• History of successful integration
• Bolt-on, niche go-forward strategy

Long Term Growth Rates
(1)
$4.5B - $5.0B
Market Growth Rates
~8% CAGR
(1) Revenue growth rates based on 2011
revenue of $3,803. See Xylem October 13,
2011 Investor Day Presentation for further
details.
$M, unless otherwise indicated
2010 2011 2012E 2015E
3,202
3,803
~3.8B
• Developed
• Emerging
• Global
1 - 3%
8 - 10+%
3 - 5%
Organic
4 - 6%
1 - 2%
M&A

Gross Margin
40.0%
39.0%
38.0%
37.0%
36.0%
35.0%
34.0%
33.0%
32.0%
34.7%
36.4%
37.9%
38.4%
39.7%
2008
2009
2010
2011
3Q'YTD 2012

R&D
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.9%
2.2%
2.3%
2.6%
2.8%
2008
2009
2010
2011
3Q'YTD 2012

xylem
Let's Solve Water

Gross Margin Improvement Funds Future Growth
Xylem Continues to Invest While Increasing Profitability
Xylem Continues to Invest While Increasing Profitability

• Operational and Commercial Excellence
• Growth in Higher Margin Analytics and Dewatering applications
• Xylem’s Water Infrastructure Direct Sales Force a Key Competitive Advantage

FLYGT

LEOPOLD

SANITAIRE®

WEDECO

WTW

AADI

xylem

Let's Solve Water

Public Utility & Industrial Transport & Treatment 18 Application Technologies • Waste Water Transport • Filtration • Biological Treatment • UV & Ozone Disinfection

$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
1965
1967
1969
1971
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011

xylem
Let's Solve Water

• 36% of Xylem Revenues related
to Public Utility spending – in 2011:
• ~$1B for Maintenance Activities
• Public Utility spending grows
long term
• U.S.:  ~6% CAGR 1965 – 2011
• Europe similar to U.S.
• Asia Pacific growing faster
• Funding of expenditures secure
• ~80% funded by tariffs
• Tariffs growing 8%/yr in U.S.
• European Tariffs typically higher
than U.S.
• Funds typically can not be used for
other purposes
Strong Long-term Fundamentals…Xylem Provides Mission Critical Solutions
Source: U.S. Census Bureau
The Public Utility End Market
• ~6% CAGR 1965 – 2011
• Only 3 years (‘69, ’83 and ‘11) saw >10% drop
• 10% drop reduces Total XYL Revs. by ~(1-2) ppts
U.S. Water and Sewer Construction Spending - $M

WTW
SI Analytics
AADI
Global Water
ebro

xylem
Let's Solve Water

Test Applications 20 Diverse Applications • Environmental • Water & Waste Water • Food & Beverage • Chemical • Pharmaceutical • Ocean/Coastal Analytical Instrumentation Analytical Instrumentation

godwin LOWARA JABSCO

GOULDS WATER TECHNOLOGY FLOJET

xylem
Let's Solve Water

Dewatering and Industrial
Water Applications

Diverse Applications
• Construction
• Disaster Recovery
• Environmental
• Heavy Industry
• Mining
• Oil, Gas & Chemical
• Water & Waste Water
• Marine
Dewatering Applications
Industrial Water Applications
Heating Cooling
Pressure
Boosting
Waste Water
Removal

Bell & Gossett

GOULDS WATER TECHNOLOGY

LOWARA

AC FIRE PUMP

xylem
Let's Solve Water

Commercial & Residential

Customers
• Developers
• Building Operators
• Building Designers
• HVAC Specialists
• Contractors
• Plumbers
HVAC  - Heating
Pressure boosters
Fire protection
HVAC  - Cooling
Wastewater
Zone Control

2012 Financial Guidance Summary

* See Appendix for Non-GAAP Reconciliations
2012 FY Guidance
As of Nov. 1, 2012
Growth
2012E vs. 2011
Revenue Constant Currency Organic  Acquisition
Xylem Consolidated ~$3.8B ~3%
2%
Water Infrastructure ~$2.4B ~5%
4%
Applied Water ~$1.4B ~1%
0%
Segment Margin * 14.1% - 14.3% +10 to +30 bps
Operating Margin * 12.7% - 12.9% +0 to +20 bps
EPS *  $1.72 - $1.79 $1.76 Mid Point incl. Heartland Pump Acq. impact -$0.01
Free Cash Flow Conversion 95% Excluding one-time separation costs
Guidance Assumptions:
Stand-Alone Costs ~$28M Included in EPS Guidance; In Line with Expectations
Operating Tax Rate ~25% Excludes Special Tax Items
Share Count ~186.2M
Items Excluded from Guidance:
(1) Separation Costs ~$20M In Line with Expectations
(2) Restructuring &
Realignment Costs
~$20M
Additional Actions Identified in 3Q’12
~$11MTotal Run Rate Savings Beginning 2013
~1%
~1%
~1%

Non-GAAP Measures

“Constant currency” defined as financial results adjusted for currency translation impacts by translating current period and prior period activity using the
“EBITDA” defined as earnings before interest, taxes, depreciation, amortization expense, and share-based
compensation. “Adjusted EBITDA” reflects
"Adjusted Operating Income", "Adjusted Segment Operating Income", and “Adjusted EPS” defined as operating income and earnings per share,
“Normalized EPS” defined as adjusted earnings per share, as well as adjustments to reflect the incremental current period amount of interest expense
“Free Cash Flow” defined as net cash from operating activities, as reported in the Statement of Cash Flow, less capital expenditures as well as
Management views key performance indicators including revenue, gross margins, segment operating income and margins, orders growth, free cash flow, working capital, and backlog, among others.  In addition, we consider certain measures to be useful to management and investors evaluating  our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets.  This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives.  These metrics, however, are not measures of financial performance under GAAP and should not be considered a substitute for revenue, operating income, net income, earnings per share (basic and diluted) or net cash from operations as determined in accordance with GAAP. We consider the  following  non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators:
intercompany transactions, and contributions from acquisitions and divestitures.  Divestitures include sales of portions of our business that did not meet the criteria for classification as a discontinued operation or insignificant portions of our business that we did not classify as a discontinued operation.  The period-over-period change resulting from foreign currency fluctuations assumes no change in exchange rates from the prior period.
same currency conversion rate.  This approach is used for countries whose functional currency is not the U.S. dollar.
the adjustment to EBITDA to exclude for one-time separation costs associated with the Xylem spin-off from ITT Corporation as well as one-time restructuring and realignment costs.
adjusted to exclude one-time separation costs associated with the Xylem spin-off from ITT Corporation, one-time restructuring and realignment costs and tax-related special items.
and stand alone costs in the prior comparable period.
adjustments for other significant items that impact current results which management believes are not related to our ongoing operations and performance.  Our definition of free cash flows does not consider non-discretionary cash payments, such as debt.
“Organic revenue" and "Organic orders” defined as revenue and orders, respectively, excluding the impact of foreign currency fluctuations,

Non-GAAP Reconciliation: Earnings Per Share

FY 2009 FY 2010 FY 2011
Net Income 263                  329                  279
Separation costs, net of tax - - 72
Adjusted Net Income before Special Tax Items 263                  329                  351
Special Tax Items (61)                   (43)                   7
Adjusted Net Income 202                  286                  358
Diluted Earnings per Share $1.42 $1.78 $1.50
Separation costs per Share - - $0.39
Adjusted diluted EPS before Special Tax Items $1.42 $1.78 $1.89
Special Tax Items per Share ($0.32) ($0.23) $0.04
Adjusted diluted EPS $1.10 $1.55 $1.93
Xylem Inc. Non-GAAP Reconciliation
Adjusted Diluted EPS
2009, 2010, & 2011
($ Millions, except per share amounts)

Non-GAAP Reconciliation: Guidance

Illustration of Mid Point Guidance
2012 Guidance
FY '11 FY '12
As Reported Adjustments Adjusted Adjustments Normalized As Projected Adjustments Adjusted
Total Revenue 3,803                 3,803                   3,803               3,800                 3,800
Segment Operating Income 503                     29                        a 532                      (10)                       d 522                    516                     25                        h,i 541
Segment Operating Margin 13.2% 14.0% 13.7% 13.6% 14.2%
Corporate Expense 108                     (58)                       b 50                        18                        e 68                      68                       (15)                       h 53
Operating Income 395                     87                        482                      (28)                       454                    448                     40                        488
Operating Margin 10.4% 12.7% 11.9% 11.8% 12.8%
Interest Expense (17)                      (17)                       (39)                       f (56)                     (54)                      (54)
Other Non-Operating Income (Expense) 5                         5                          5                        (1)                        (1)
Income before Taxes 383                     87                        470                      (67)                       403                    393                     40                        433
Provision for Income Taxes (104)                    (8)                         c (112)                     16                        g (96)                     (99)                      (7)                         j (106)
Net Income 279                     79                        358                      (51)                       307                    294                     33                        327
Diluted Shares 185.3                185.3               186.2                186.2
Diluted EPS 1.50 $               0.43 $                1.93 $                (0.27) $              1.66                 1.58                  0.18                    1.76
a One time separation costs incurred at the segment level
b One time separation costs incurred at the corporate level
c Net tax impact of above items, plus the addition of 2011 special tax items
d Incremental stand alone costs to be incurred in 2012 at the segment level ($10M)
e Incremental stand alone costs to be incurred in 2012 at the corporate level ($18M)
f Incremental interest expense on long-term debt to be incurred in 2012
g Tax impact of incremental interest expense and stand alone costs to be incurred in 2012
h Expected one time separation costs of $5M and $15M to be incurred at the segments and headquarters, respectively.
i Restructuring & realignment costs of $20M to be incurred at the segments.
j Tax impact of one time separation, restructuring & realignment costs expected to be incurred in 2012 and tax special items realized through Q3 2012.

Non-GAAP Reconciliation: Free Cash Flow

Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
Years ended 2011, 2010, 2009, & 2008
($ Millions)
Year Ended
2011 2010 2009 2008
Net Cash - Operating Activities 449                       395                   370 408
Capital Expenditures (126)                      (94)                    (62)                    (67)
Free Cash Flow, including separation costs 323                       301                   308 341
Separation Costs (Cash Paid incl. Capex) 65                          -                    -                    -
Free Cash Flow, excluding separation costs 388                       301                   308                   341
Net Income 279 329 263 224
Separation Costs, net of tax 72 -                    -                    -
Adjusted Net Income 351 329 263 224
Free Cash Flow Conversion 111% 91% 117% 152%

Non-GAAP Reconciliation: Adj. Operating Income & Margin

Mid Point Guidance
2008 2009 2010 2011 2012E
Revenue 3,291                 2,849                 3,202                        3,803                        3,800
Operating Income 315                      276                      388                           395                           448
Operating Margin 9.6% 9.7% 12.1% 10.4% 11.8%
Restructuring & Realignment 41                        31                        15                             -                            20
Separation Costs -                      -                      -                            87                             20
Adjusted Operating Income 356                      307                      403                           482                           488
Adjusted Operating Margin 10.8% 10.8% 12.6% 12.7% 12.8%
Standalone Costs -                      -                      -                            5                               28
Adj. Operating Income, excl. Standalone Costs 356                      307                      403                           487                           516
Adjusted Operating Margin, excl. Standalone Costs 10.8% 10.8% 12.6% 12.8% 13.6%
Xylem Inc. Non-GAAP Reconciliation
Adjusted Operating Income
($ Millions)

Non-GAAP Reconciliation: 2012 Xylem EBITDA & Adj. EBITDA
Q1 Q2 Q3 YTD
Income Before Taxes 84                        115                      100                           299
Interest, net 13                        13                        12                             38
Depreciation 23                        21                        24                             68
Amortization 11                        12                        12                             35
Stock Compensation 5                          5                          6                               16
EBITDA 136                      166                      154                           456
Separation Costs 5                          6                          4                               15
Restructuring & Realignment Costs -                      -                      5                               5
Adjusted EBITDA 141                      172                      163                           476
Revenue 925                      966                      931                           2,822
Adjusted EBITDA Margin 15.2% 17.8% 17.5% 16.9%
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
Total Xylem
($ Millions)
2012

Non-GAAP Reconciliation: 2011 Xylem EBITDA & Adj. EBITDA
Q1 Q2 Q3 Q4 Total
Pre-Tax Net Income 101                      115                      82                             85                             383
Interest, net -                      -                      1                               16                             17
Depreciation 22                        25                        25                             21                             93
Amortization 11                        10                        11                             12                             44
Stock Compensation 3                          2                          2                               6                               13
EBITDA 137                      152                      121                           140                           550
Separation Costs 3                          18                        46                             20                             87
Adjusted EBITDA 140                      170                      167                           160                           637
Revenues 890                      971                      939                           1,003                        3,803
Adjusted EBITDA Margin 15.7% 17.5% 17.8% 16.0% 16.7%
Xylem Inc. Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA by Quarter
($ Millions)
2011
Total Xylem